SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

Chico’s FAS, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 21, 2012

Meeting Information

Meeting Type: Annual Meeting

CHICO’S FAS, INC.	For holders as of: April 23, 2012
Date: June 21, 2012 Time: 9:00 AM EDT

Location: Gralnick Auditorium
Chico’s FAS, Inc.’s
National Store Support Center 11215 Metro Parkway Fort Myers, Florida 33966
CHICO’S FAS, INC. ATTN: Sandy Rhodes 11215 METRO PARKWAY FORT MYERS, FL 33966 - 1206	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. 10K Wrap            2. Notice & Proxy Statement

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 07, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote “FOR” the following nominees:

1. Election of Directors

Nominees:

1 Ross E. Roeder

2 Andrea M. Weiss

The Board of Directors recommends you vote “FOR” proposals 2, 3 and 4.

2 PROPOSAL TO APPROVE THE CHICO’S FAS, INC. 2012 OMNIBUS STOCK AND INCENTIVE PLAN

3 PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

4 ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION

NOTE: OTHER MATTERS: Unless a line is stricken through this sentence, the proxies herein named may in their discretion vote the shares represented by this Proxy upon such other matters as may properly come before the Annual Meeting. The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. If the undersigned does not specify a choice, the shares will be voted FOR all nominees for director listed on this Proxy, FOR approval of the Chico’s FAS, Inc. 2012 Omnibus Stock and Incentive Plan, FOR ratification of the appointment of Ernst & Young LLP as independent certified public accountants, FOR the advisory resolution approving executive compensation and in the discretion of the proxies for other matters that may properly come before the Annual Meeting.

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